United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Tempest Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! TEMPEST THERAPEUTICS, INC. 2022 Annual Meeting Vote by June 16, 2022 11:59 PM ET TEMPEST THERAPEUTICS, INC. 7000 SHORELINE COURT SUITE 275 SOUTH SAN FRANCISCO, CA 94080 D86566-P69217 You invested in TEMPEST THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 17, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 17, 2022 1:00 P.M. Pacific Time Smartphone users Vote by Vote by Virtually at: Point your camera Mail Phone www.virtualshareholdermeeting.com/TPST2022 here and vote without Submit with your 800-690-6903 entering a control prepaid envelope number *Please check the meeting materials for any special requirements for meeting attendance. V1.1

TEMPEST THERAPEUTICS, INC. Annual Meeting of Stockholders June 17, 2022 1:00 P.M. Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Stephen Brady and Michael Raab, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated below, all of the shares of common stock of TEMPEST THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 P.M., Pacific Time on June 17, 2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Board Voting Items Recommends Voting Options 1. Election of Director Nominee: 1a. Geoff Nichol For For Withhold Abstain 2. To approve the Amended and Restated 2019 Equity Incentive Plan. For For Against Abstain 3. To approve the Amended and Restated 2019 Employee Stock Purchase Plan. For For Against Abstain 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public For Against Abstain accounting firm for the fiscal year ending December 31, 2022. For 5. To approve, on an advisory, the compensation of our named executive officers. For For Against Abstain 6. To indicate, on an advisory basis, the preferred frequency of stockholder approval of the 1 year 2 years 3 years Abstain compensation of our named executive officers. 1 Year NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature Date D86567-P69217 Signature (Joint Owners) Date